UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No. )

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☐ Definitive Proxy Statement

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Mobileye Global Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement,
if Other Than the Registrant)

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V74008-P32679 MOBILEYE GLOBAL INC. C/O MOBILEYE INC. 25301 DEQUINDRE RD. MADISON HEIGHTS, MI 48071 MOBILEYE GLOBAL INC. 2025 Annual Meeting Vote by June 11, 2025 11:59 PM ET You invested in MOBILEYE GLOBAL INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 12, 2025. Vote Virtually at the Meeting* June 12, 2025 10:00 a.m. Eastern Time Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Virtually at: www.virtualshareholdermeeting.com/MBLY2025

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V74009-P32679 1. Election of Directors Nominees: 1a. Amnon Shashua For 1b. Safroadu Yeboah-Amankwah For 1c. Patrick Bombach For 1d. Elaine L. Chao For 1e. Eyal Desheh For 1f. Claire C. McCaskill For 1g. Christoph Schell For 1h. Frank D. Yeary For 2. Ratification of selection of Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited as our independent registered public accounting firm for 2025. For 3. Advisory vote on executive compensation. For 4. Approval of the Amended and Restated Mobileye Global Inc. 2022 Equity Incentive Plan. For NOTE: We also will transact such other business as may properly come before the meeting or any adjournment thereof.